Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (including all exhibits hereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms hereof, this "Agreement") is made and entered into as of July 30, 2020, by and among Party City Holdco Inc., a Delaware corporation (the "Company"), the other parties signatory hereto and any additional parties identified on the signature pages of any joinder executed substantially in the form set forth in Exhibit A hereto and delivered pursuant hereto.

WHEREAS, the Company, certain of its direct and indirect subsidiaries, including Party City Holdings Inc., a Delaware corporation ("Holdings"), and certain holders (the "Existing Note Holders") of Holdings' 6.125% Senior Notes due 2023 and/or 6.625% Senior Notes due 2026 (together, the "Senior Notes") have agreed to exchange in exchange offers (the "Exchange Offers") certain of the Senior Notes held by the Existing Note Holders for newly issued Common Stock (as defined below) and certain other consideration, pursuant to terms described in a confidential offering memorandum, dated as of June 26, 2020 (including all exhibits thereto and as amended, supplemented or amended and restated from time to time, the "Offering Memorandum").

WHEREAS, the Company and the Holders (as defined below) are entering into this Agreement in furtherance of the aforesaid terms and provisions of the Exchange Offers.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Holders agree as follows:

1.Definitions. As used in this Agreement, the following terms shall have the following meanings:

"Advice" has the meaning set forth in Section 12(c).

"Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person. The term "control" (including the terms "controlled by" and "under common control with") as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of management, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning set forth in the Preamble.

"beneficially own" (and related terms such as "beneficial ownership" and "beneficial owner") shall have the meaning given to such term in Rule 13d-3 under the Exchange Act, and any Person's beneficial ownership of securities shall be calculated in accordance with the provisions of such rule.

"Blackout Period" has the meaning set forth in Section 5(a)(B).

"Board" means the Board of Directors of the Company or an authorized committee thereof.

"Business Day" means any day, other than a Saturday or Sunday or a day on which commercial banks in New York City are required by law to be closed.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.01 per share, and any securities into which such shares of common stock may hereinafter be reclassified.

"Company" has the meaning set forth in the Preamble.

"Counsel to the Holders" means the counsel selected by the Holders of a majority of the Registrable Securities.

"Effective Date" means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exchange Offers" has the meaning set forth in the Preamble.

"Existing Note Holders" has the meaning set forth in the Preamble.

"Form S-1" means form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act.

"Form S-3" means form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3.

"FINRA" has the meaning set forth in Section 7.

"Holder" or "Holders" means the parties signatory to this Agreement, other than the Company, and any additional parties identified on the signature pages of any joinder executed substantially in the form set forth in Exhibit A hereto and delivered pursuant to this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

"Holdings" has the meaning set forth in the Preamble.

"Indemnified Party" has the meaning set forth in Section 8(c).

"Indemnifying Party" has the meaning set forth in Section 8(c).

"Initial Shelf Expiration Date" has the meaning set forth in Section 2(d).

"Initial Shelf Registration Statement" has the meaning set forth in Section 2(a).

"Losses" has the meaning set forth in Section 8(a).

"Offering Memorandum" has the meaning set forth in the Preamble.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means, collectively, (a) all of the shares of Common Stock issued to Holders, or to any Affiliate or Related Fund of any Holder, either directly or pursuant to a joinder or assignment, in each case on the Settlement Date pursuant to the Exchange Offers, and (b) any additional shares of Common Stock paid, issued or distributed in respect of any such shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such Common Stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities are disposed of pursuant to an effective Registration Statement; (ii) the date on which such securities are disposed of pursuant to Rule 144; (iii) such Registrable Securities are otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act are delivered by the Company; and (iv) the date on which such Registrable Securities cease to be outstanding.

"Registration Expiration Date" has the meaning set forth in Section 3(a).

"Registration Statement" means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Shelf Registration Statement), amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

"Related Fund" means, with respect to any Person, any fund, account or investment vehicle that is controlled or managed by such Person, by any Affiliate of such Person, or, if applicable, such Person's investment manager.

"Requested Securities" has the meaning set forth in Section 3(a).

"Requesting Group" has the meaning set forth in Section 2(a).

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Selling Stockholder Questionnaire" means a questionnaire reasonably adopted by the Company from time to time, initially substantially in the form set forth in Exhibit B hereto.

"Senior Notes" has the meaning set forth in the Preamble.

"Settlement Date" means July 30, 2020.

"Shelf Registration Statement" means a Registration Statement filed by the Company with the Commission pursuant to this Agreement and in accordance with the Securities Act for the offer and resale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415.

"Smaller Reporting Company" means a "smaller reporting company" as defined in Item 10(f) of Regulation S-K, as such definition may be amended from time to time.

"Trading Day" means a day during which trading in the Common Stock occurs in the Trading Market, or if the Common Stock is not listed on a Trading Market, a Business Day.

"Trading Market" means the New York Stock Exchange.

"Transfer" has the meaning set forth in Section 10.

2.Initial Shelf Registration.

(a)The Company shall prepare a Shelf Registration Statement (as may be amended from time to time, the "Initial Shelf Registration Statement"), which shall contain the "Plan of Distribution" section substantially in the form set forth in Exhibit C hereto, and shall include in the Initial Shelf Registration Statement the Registrable Securities of each Holder who shall request inclusion therein of some or all of their Registrable Securities by checking the appropriate box on the signature page of such Holder hereto or by written notice to the Company prior to the filing of such Initial Shelf Registration Statement (provided, however, that each such Holder has returned to the Company a fully completed and signed Selling Stockholder Questionnaire and responses to any requests for further information in accordance with Section 6 hereof and has otherwise timely complied with the requirements of this Agreement with respect to the inclusion of its Registrable Securities in the Initial Shelf Registration Statement) (together, the "Requesting Group"). The Company shall file the Initial Shelf Registration Statement with the Commission on or prior to the 60th day following the Settlement Date; provided, however, that the Company shall not be required to file or cause to be declared effective the Initial Shelf Registration Statement unless the Requesting Group requests the inclusion in the Initial Shelf Registration Statement of at least 2,210,899 Registrable Securities in the aggregate.

(b)The Company shall include in the Initial Shelf Registration Statement all Registrable Securities whose inclusion has been requested in accordance with this Agreement; provided, however, that the Company shall not be required to include an amount of Registrable Securities in excess of the amount as may be permitted to be included in such Registration Statement under the rules and regulations of the Commission and the applicable interpretations thereof by the staff of the Commission.

(c)The Initial Shelf Registration Statement shall be filed on Form S-3 if the Company is eligible to use such form.

(d)Subject to the Company's rights under Section 5, the Company shall use its commercially reasonably efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, and shall, subject to Section 3 hereof, use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission, until the earlier of (i) if the Initial Shelf Registration Statement was filed on Form S-1, the date the Company (A) is eligible to register the Registrable Securities for resale by Holders on Form S-3 or is a Smaller Reporting Company eligible to incorporate by reference pursuant to Item 12(b) of Form S-1 and (B) has filed such Registration Statement with the Commission and such Registration Statement is effective and (ii) the date that all Registrable Securities covered by the Initial Shelf Registration Statement shall cease to be Registrable Securities (such earlier date, the "Initial Shelf Expiration Date").

(e)If the Initial Shelf Registration Statement is on Form S-1, then for so long as any Registrable Securities covered by the Initial Shelf Registration Statement constitute Registrable Securities, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that: (i) the Initial Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company's rights under Section 5 and the Holders' obligations under Section 4.

3.Subsequent Registration Statements

(a)Until the earlier of (i) three years following the Effective Date of the Initial Shelf Registration Statement and (ii) for so long as any Registrable Securities requested by the Requesting Group to be included in the Initial Shelf Registration Statement (the "Requested Securities") constitute Registrable Securities (the "Registration Expiration Date"), the Company shall use its commercially reasonably efforts to (A) maintain its eligibility to register the Requested Securities on Form S-3 and (B) if the Company is unable to maintain its eligibility to register the Requested Securities on Form S-3, maintain its ability to meet the eligibility requirements to register the Requested Securities on Form S-1.

(b)After the Initial Shelf Expiration Date and until the Registration Expiration Date, if there is not an effective Registration Statement which includes the Requested Securities that is currently outstanding, the Company shall: (i) if the Company is eligible to register the Requested Securities on Form S-3, promptly file a Shelf Registration Statement on Form S-3 and use its commercially reasonable efforts to cause such Registration Statement to be declared effective, (ii) if the Company is not eligible to register the Requested Securities on Form S-3, if the Company is a Smaller Reporting Company eligible to incorporate by reference pursuant to Item 12(b) of Form S-1, promptly file a Registration Statement on Form S-1 and use its commercially reasonable efforts to cause such Registration Statement to be declared effective or

(iii)if the Company is not a Smaller Reporting Company eligible to incorporate by reference pursuant to Item 12(b) of Form S-1, promptly file a Registration Statement on Form S-1 and use its commercially reasonable efforts to cause such Registration Statement to be declared effective and for so long as any of the Requested Securities covered by such Registration Statement on Form S-1 constitute Registrable Securities, file any supplements to the Registration Statement or post-effective amendments required to be filed by applicable law in order to incorporate into such Registration Statement any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (x) such Registration Statement shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, and (y) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company's rights under Section 5 and the Holders' obligations under Section 4.

4.Holders' Obligations. No Holder shall be entitled to sell any Registrable Securities pursuant to this Agreement, unless such Holder has timely furnished the Company with all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading and any other information regarding such Holder and the distribution of its Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information of such Holder furnished in writing by or on behalf of such Holder, including in such Holder's Selling Stockholder Questionnaire, to the Company does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements furnished by such Holder, in the light of the circumstances under which they were made, not misleading.

5.Blackout Periods.

(a)Notwithstanding anything to the contrary herein—

(A)the Company shall be entitled to postpone the filing or effectiveness of, or, at any time after a Registration Statement has been declared effective by the Commission suspend the use of, a Registration Statement (including the Prospectus included therein) if in the good faith judgment of the Board, such registration, offering or use would reasonably be expected to materially affect in an adverse manner or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would reasonably be expected, in the good faith judgment of the Board, to materially affect the Company in an adverse manner; and

(B)at any time after a Registration Statement has been declared effective by the Commission and there is no duty to disclose under applicable law, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time would, in the good faith judgment of the Board, would reasonably be expected to adversely affect the Company (the period of a postponement or suspension as described in clause (A) and/or a delay described in this clause (B), a "Blackout Period").

(b)The Company shall promptly (i) notify the Holders in writing of the existence of the event or material non-public information giving rise to a Blackout Period (provided that the Company shall not disclose the content of such material non-public information to any Holder, without the express consent of such Holder) or the need to file a post-effective amendment, as applicable, and the date on which such Blackout Period will begin, (ii) use commercially reasonable efforts to terminate a Blackout Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Blackout Period ends.

(c)A Blackout Period may not be called by the Company more than one (1) time in any period of twelve (12) consecutive months, and the duration of any one Blackout Period shall not exceed thirty (30) days. For purposes of determining the length of a Blackout Period, the Blackout Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) of Section 5(b) and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) of Section 5(b) and the date referred to in such notice. In the event the Company declares a Blackout Period, the Registration Expiration Date shall be deemed to be extended by the number of days an effective Registration Statement is unavailable.

6.Registration Procedures. If and when the Company is required to effect any registration under the Securities Act as provided in Section 2(a) of this Agreement, the Company shall use its commercially reasonable efforts to:

(a)prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its commercially reasonable efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein;

(b)prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have ceased to constitute Registrable Securities, subject to the limitations contained herein;

(c)(i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company's expense, furnish to the Holders whose securities are covered by the Registration Statement copies of all such documents, other than documents that are incorporated by reference into such Registration Statement or Prospectus, proposed to be filed and such other documents reasonably requested by such Holders (which may be furnished by email), and afford Counsel to the Holders a reasonable opportunity to review and comment on such documents; and (ii) in connection with the preparation and filing of each such Registration Statement pursuant to this Agreement, (A) upon reasonable advance notice to the Company, give each of the foregoing such reasonable access to all financial and other records, corporate documents and properties of the Company as shall be necessary, in the reasonable opinion of Counsel to the Holders, to conduct a reasonable due diligence investigation for purposes of the Securities Act and Exchange Act and (B) upon reasonable advance notice to the Company and during normal business hours, provide such reasonable opportunities to discuss the business of the Company with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Counsel to the Holders, to conduct a reasonable due diligence investigation for purposes of the Securities Act and the Exchange Act;

(d)notify selling Holders of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e)with respect to any offering of Registrable Securities, furnish to each selling Holder of Registrable Securities, if any, without charge, copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any "issuer free writing prospectus" as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer (all of which documents mentioned in this Section 6(e) may be furnished by email);

(f)(i) register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Holders covered by such Registration Statement shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable such Holders to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by such Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g)cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or Counsel to the Holders of Registrable Securities included in such Registration Statement to enable such Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(h)subject to the Holders' obligations under Section 4, notify each Holder of Registrable Securities included in such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and for which the Company believes in its reasonable good faith judgment it must suspend the use of the Registration Statement until an amendment or supplement to such Registration Statement necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act may be filed (which the Company shall use its commercially reasonable efforts to file and have declared effective as soon as possible), at the written request of any such Holder, promptly prepare and furnish to it a copy of a supplement to or an amendment (which may be furnished by email) of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(i)notify the Holders of Registrable Securities included in such Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(j)advise the Holders of Registrable Securities included in such Registration Statement promptly after the Company receives notice or obtains knowledge of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest practicable moment and promptly use its commercially reasonable efforts to obtain the withdrawal of such order;

(k)otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering of Registrable Securities, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first (1st) full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(l)provide and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Effective Date thereof;

(m)enter into such agreements and take such other actions as the Holders beneficially owning a majority of the Registrable Securities included in a Registration Statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

(n)cooperate with the Holders of Registrable Securities included in a Registration Statement to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such share amounts and registered in such names as the Holders beneficially owning a majority of the Registrable Securities being offered for sale, may reasonably request at least three (3) Business Days prior to any sale of Registrable Securities; and

(o)otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

In addition, at least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder, including any update to or confirmation of the information contained in the Selling Stockholder Questionnaire, if any, which shall be fully completed and delivered to the Company promptly upon request and, in any event, within five (5) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling stockholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a fully completed and signed Selling Stockholder Questionnaire and responses to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling stockholder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 6 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

7.Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority ("FINRA") pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company will pay the reasonable fees and disbursements of one (1) Counsel to the Holders, including, for the avoidance of doubt, any expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or free writing prospectus hereunder. Notwithstanding the foregoing, each Holder shall pay all discounts and commissions and transfer taxes, if any, relating to the resale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement.

8.Indemnification.

(a)Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, investment manager, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), to which any of them may become subject, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing (including, without limitation, in a Selling Stockholder Questionnaire furnished by such Holder) to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was provided by such Holder in writing expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 6(h), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 12(c) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 8(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have.

(b)Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing (including, without limitation, in a Selling Stockholder Questionnaire furnished by such Holder) to the Company by such Holder expressly for use therein, (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was provided by such Holder in writing (including, without limitation, in a Selling Stockholder Questionnaire furnished by such Holder) expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 6(h), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 12(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 8(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Holder may otherwise have.

(c)Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 8(c)) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this

Section 8, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)Contribution. If a claim for indemnification under Section 8(a) or (b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9.Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it will (i) if it is subject to the reporting requirement of 13 or 15(d) of the Exchange act, file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder or (ii) if it is not subject to the reporting requirement of 13 or 15(d) of the Exchange Act, make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

10.Transfer of Registration Rights. Any Holder may freely assign its rights hereunder on a pro rata basis in connection with any sale, transfer, assignment, or other conveyance (any of the foregoing, a "Transfer") of Registrable Securities to any transferee or assignee; provided that all of the following additional conditions are satisfied: (a) such Transfer is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such Transfer, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned; and further provided, that (i) any rights assigned hereunder shall apply only in respect of the Registrable Securities that are Transferred and not in respect of any other securities that the transferee or assignee may hold and (ii) any Registrable Securities that are Transferred may cease to constitute Registrable Securities following such Transfer in accordance with the terms of this Agreement.

11.Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

12.Miscellaneous.

(a)Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in each Registration Statement.

(c)Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Blackout Period, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d)Preservation of Rights. The Company shall not grant to third parties any registration rights of the same nature as the registration rights granted hereunder on terms which are more favorable than or inconsistent with the terms of the rights granted hereunder unless any such more favorable terms are concurrently added to the rights granted hereunder.

(e)No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

(f)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities; provided, however, that any party may give a waiver as to itself and that any Person may become a party to this Agreement by executing and delivering a joinder in accordance with this Agreement; provided further, however that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder; provided further, however that the definition of "Holders" in Section 1 may not be amended, modified or supplemented, or waived unless in writing and signed by all the signatories to this Agreement; and provided further that the waiver of any provision with respect to any Registration Statement or offering may be given by Holders holding at least a majority of the then outstanding Registrable Securities entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(g)Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail, by private national courier service (return receipt requested, postage prepaid), by personal delivery, by electronic mail or by facsimile transmission. Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, (iv) if sent by electronic mail, on the Business Day such electronic mail is transmitted, or (v) if sent by facsimile transmission, on the Business Day such facsimile is transmitted, in each case as follows:

(A)If to the Company: Party City Holdco Inc.

80 Grasslands Road Elmsford, New York 10523 Attn: Todd Vogensen

Email: tvogensen@partycity.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, New York 10001

Attn: Andrea Nicolas

Email: Andrea.Nicolas@Skadden.com

(B)If to the Holders (or to any of them), at their addresses as they appear in the records of the Company or the records of the transfer agent or registrar, if any, for the Common Stock.

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company's principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Company agreeing to be bound by its terms. No assignment or delegation of this Agreement by the Company, or any of the Company's rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of such Holder.

(i)Execution and Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(j)Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(k)Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties to this Agreement consents and agrees that any action to enforce this Agreement or any dispute, whether such dispute arises in law or equity, arising out of or relating to this Agreement shall be brought exclusively in the United States District Court for the Southern District of New York or any New York State Court sitting in New York City. The parties hereto consent and agree to submit to the exclusive jurisdiction of such courts. Each of the parties to this Agreement waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party and such party's property is immune from any legal process issued by such courts or (ii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding to an address provided in writing by the recipient of such mailing, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof and hereby waive any objections to service in the manner herein provided.

(l)Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 12(l) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(m)Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this

Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(n)Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words "include", "includes" or "including" in this Agreement shall be deemed to be followed by "without limitation". The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(o)Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(p)Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 8 and this Section 12, shall terminate with respect to the Company and such Holder as soon as such Holder no longer beneficially owns any Registrable Securities.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PARTY CITY HOLDCO INC.

By: /s/ Todd Vogensen________________

Name: Todd Vogensen

Title: Chief Financial Officer, Chief

Accounting Officer, Principal

Accounting Officer and Executive

Vice President

[Signature Page – Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLDERS:

[∙]

By:________________________

Name: [∙]

Title: [∙]

￿By checking this box, the Holder signing above hereby requests the inclusion of all of its Registrable Securities in the Initial Shelf Registration Statement.

￿By checking this box, the Holder signing above hereby requests the inclusion of

_____________________of its Registrable Securities in the Initial Shelf Registration Statement, constituting less than all of its Registrable Securities.

[Signature Page – Registration Rights Agreement]

Exhibit A

FORM OF JOINDER

The undersigned is executing and delivering this joinder (the "Joinder") pursuant to the Registration Rights Agreement, dated as of July 30, 2020 (including all exhibits thereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms thereof, the "Registration Rights Agreement"), by and among Party City Holdco Inc. (the "Company"), the other parties signatory thereto and any additional parties identified on the signature pages of any joinder thereto. Each capitalized term not otherwise defined herein has the meaning given to it in the Registration Rights Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the [•] day of [•], 20[•].

HOLDER

[∙]

By:________________________

Name: [∙]

Title: [∙]

Exhibit B

FORM OF SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned (the "Selling Stockholder") beneficial owner of common stock, par value $0.01 (the "Common Stock"), of Party City Holdco Inc., a Delaware corporation (the "Company"), understands that the Company intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 or, if eligible, Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of certain Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of July 30, 2020 (including all exhibits thereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms thereof, the "Registration Rights Agreement"), by and among the Company, the other parties signatory thereto and any additional parties identified on the signature pages of any joinder thereto. Each capitalized term not otherwise defined herein has the meaning given to it in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, the Selling Stockholder must be named as a selling stockholder in the related prospectus and deliver a prospectus to the purchasers of Registrable Securities. To facilitate naming of the Selling Stockholder as a selling stockholder in the Registration Statement, the Selling Stockholder must complete, execute, acknowledge and deliver this Selling Stockholder Questionnaire prior to filing of the Registration Statement.

Certain legal consequences arise from being named as selling stockholder in the Registration Statement and the related prospectus. Accordingly, the Selling Stockholder is advised to consult its own legal counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

The Selling Stockholder hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3(b) pursuant to the Registration Statement. The Selling Stockholder, by signing and returning this Selling Stockholder Questionnaire, understands that it shall be bound by the terms and conditions of this Selling Stockholder Questionnaire.

The Selling Stockholder must deliver this Selling Stockholder Questionnaire to the Company by [•], 2020. The Company shall be permitted to exclude any Selling Stockholder from being a selling stockholder in the Registration Statement if this Selling Stockholder Questionnaire is delivered to the Company after such date.

The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.(a) Full Legal Name of Selling Stockholder:

_________________________________________________________________

_________________________________________________________________

(b)Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

_________________________________________________________________

_________________________________________________________________

(c)Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

_________________________________________________________________

_________________________________________________________________

2.Address for Notices to Selling Stockholder: __________________________________

_____________________________________________________________________

_____________________________________________________________________

Telephone:

Fax:

Email address: Contact Person:

3.Beneficial Ownership of Registrable Securities:

This Item (3) covers beneficial ownership of the Company's equity securities. Please consult Appendix A to this Selling Stockholder Questionnaire for information as to the meaning of "beneficial ownership." Except as set forth below in this Item (3), the Selling Stockholder does not beneficially own any Registrable Securities.

(a)Number of Registrable Securities beneficially owned:

(b)Number of Registrable Securities which the Selling Stockholder wishes to be included in the Registration Statement:

4.Beneficial Ownership of other equity securities of the Company owned by the Selling Stockholder.

Except as set forth below in this Item (4), the Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a)Type and amount of other securities beneficially owned by the Selling Stockholder:

_________________________________________________________________

_________________________________________________________________

(b)CUSIP No(s). of other securities beneficially owned by the Selling Stockholder:

_________________________________________________________________

_________________________________________________________________

5.Relationship with the Company:

(a)Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Stockholder) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes

No

(b)If so, please state the nature and duration of your relationship with the Company:

_________________________________________________________________

_________________________________________________________________

6.Broker-Dealer Status:

(a)Is the Selling Stockholder a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

If so, please answer the question below.

If the Selling Stockholder is a registered broker-dealer, please indicate whether the Selling Stockholder acquired its Registrable Securities for investment or acquired them as transaction-based compensation for investment banking or similar services.

_________________________________________________________________

_________________________________________________________________

Note that if the Selling Stockholder is a registered broker-dealer and received its Registrable Securities other than as transaction-based compensation, the Company is required to identify the Selling Stockholder as an underwriter in the Registration Statement and related prospectus.

(b)Affiliation with Broker-Dealers:

Is the Selling Stockholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an "affiliate" of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes

No

If so, please answer the remaining questions in this section:

(i)Please describe the affiliation between the Selling Stockholder and any registered broker-dealers:

____________________________________________________________

____________________________________________________________

(ii)If the Selling Stockholder, at the time of its acquisition of the Registrable Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

____________________________________________________________

____________________________________________________________

Note that if the Selling Stockholder is an affiliate of a broker-dealer and at the time of the acquisition of the Registrable Securities had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Selling Stockholder as an underwriter in the prospectus.

7.Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(a)Is the Selling Stockholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10- K, 10-Q and 8-K) with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act?

 Yes

 No

(b)State whether the Selling Stockholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended:

 Yes

 No

(c)If a subsidiary, please identify the publicly held parent entity:

_________________________________________________________________

_________________________________________________________________

If you answered "No" to questions (a) and (b) above, please identify the controlling person(s) of the Selling Stockholder (the "Controlling Entity"). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Securities:

______________________________________________________________________

______________________________________________________________________

***PLEASE NOTE THAT THE COMMISSION REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Selling Stockholder Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Statement. The Selling Stockholder agrees that neither it nor any person acting on its behalf shall engage in any transaction in violation of such provisions.

The Selling Stockholder agrees to provide such information as may be required by law or under the Registration Rights Agreement for inclusion in the Registration Statement and any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Registration Statement remains effective.

In the event the Selling Stockholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Stockholder shall notify the transferee(s) at the time of transfer of its rights and obligations under this Selling Stockholder Questionnaire and the Registration Rights Agreement.

By signing this Selling Stockholder Questionnaire, the Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) and, to the extent required under securities laws, Item 7 above and the inclusion of such information in the Registration Statement, the related prospectus and any state securities or Blue Sky applications. The Selling Stockholder understands that such information shall be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement, the related prospectus and any state securities or Blue Sky applications.

Once this Selling Stockholder Questionnaire is executed by the Selling Stockholder and delivered to the Company, the terms of this Selling Stockholder Questionnaire and the representations, warranties and indemnification contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Stockholder with respect to the Registrable Securities beneficially owned by such Selling Stockholder and listed in Item (3) above. This Selling Stockholder Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

Selling Stockholder:

By: _________________________

Name:

Title:

Please email a PDF of the fully completed and executed Selling Stockholder Questionnaire to:

[•]

[SIGNATURE PAGE TO SELLING STOCKHOLDER QUESTIONNAIRE]

Appendix A

DEFINITION OF "BENEFICIAL OWNERSHIP"

1.A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.Notwithstanding the provisions of paragraph (1), a person is deemed to be the "beneficial owner" of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or

(d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

Exhibit C

FORM OF PLAN OF DISTRIBUTION

The Selling Stockholders intend to distribute the Registrable Securities pursuant to the Shelf Registration Statement only as follows: such Registrable Securities may be sold from time to time directly by the Selling Stockholders or alternatively through broker-dealers or agents. If the Registrable Securities are sold through broker-dealers or agents, the Selling Stockholders shall be responsible for discounts or commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,

(ii)in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities.